AKRE FOCUS FUND
Retail Class: AKREX
Institutional Class: AKRIX
Supra Institutional Class: AKRSX

Supplement dated May 15, 2020 to the
Summary Prospectus dated November 28, 2019

The relevant information under the section entitled “Principal Risks of Investing in the Fund” on page 4, of the Fund’s Summary Prospectus is deleted and replaced with the following:

Market and Regulatory Risk. Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Changes in government regulations may adversely affect the value of a security. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

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Please retain this supplement for your reference.